UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Blue Hill Plaza, 3rd Floor , Pearl River, NY	10965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On October 27, 2022, Acorda Therapeutics, Inc. (the “Company”) issued a press release announcing its long-term business plan to drive shareholder value, focused on growing INBRIJA® (levodopa inhalation powder), maximizing AMPYRA® (dalfampridine), and implementing additional operational and manufacturing efficiencies.

The Company also announced it will hold a video Q&A with its CEO, Ron Cohen, M.D., on Friday, October 28 at 1:00pm ET / 10:00am PT. The call will review the Company’s long-term business plan and the items on the ballot at Acorda’s Special Meeting of Stockholders scheduled for November 4, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.

Additional Information and Where to Find It

On September 22, 2022, the Company filed the Notice of Special Meeting and Proxy Statement (the “Proxy Statement”) and definitive form of proxy card with the United States Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. On October 7, 2022, the Company filed a Supplement to the Proxy Statement. Investors and stockholders are strongly encouraged to read the Proxy Statement and Supplement, the accompanying proxy card and other documents filed by the Company in their entirety, as they contain important information.

Stockholders can obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Investors section of our website at www.acorda.com. You may also obtain additional copies of the Proxy Statement and other proxy solicitation materials by contacting our proxy solicitor, D.F. King & Co., Inc., as directed above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

October 27, 2022	By:	/s/ Michael Gesser
	Name:	Michael Gesser
	Title:	Chief Financial Officer and Treasurer